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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 25, 1995

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          SHAWMUT NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
                  1-10102                                        06-1212629
         (Commission File Number)                     (IRS Employer Identification No.)

    777 MAIN STREET, HARTFORD, CONNECTICUT             06115
  ONE FEDERAL STREET, BOSTON, MASSACHUSETTS            02211
   (Address of principal executive offices)         (Zip Code)
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                                 (203) 986-2000
                                 (617) 292-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

PENDING MERGER

     As previously reported, Shawmut National Corporation ("Shawmut") and Fleet Financial Group, Inc. ("Fleet") have entered into an Agreement and Plan of Merger dated February 20, 1995 (the "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

     As previously reported, Shawmut and Northeast Federal Corp. ("Northeast") have entered into an Agreement and Plan of Merger dated June 11, 1994 providing for the acquisition of Northeast by Shawmut (the "Northeast Acquisition").

     Shawmut hereby files Unaudited Pro Forma Condensed Combined Financial Statements and Notes thereto for the period ending March 31, 1995.

     For additional information regarding the Merger and the Northeast Acquisition, see Shawmut's Current Reports on Form 8-K dated February 20, 1995, February 21, 1995 and April 13, 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Exhibits

     The following exhibits are filed with this Current Report, except for
Exhibit 99.b, which is incorporated by reference from Shawmut's filing as indicated.

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EXHIBIT NUMBER                                   DESCRIPTION
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
     99.a.       Unaudited Pro Forma Condensed Combined Financial Information for Fleet
                 Financial Group and Subsidiaries and Shawmut National Corporation and
                 Subsidiaries and Notes thereto.
     99.b.       The following unaudited financial statements of Fleet and accompanying notes are incorporated by reference from Fleet's quarterly report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-6366): Consolidated Balance
                 Sheet -- March 31, 1995, Consolidated Statement of Income for the three months ended March 31, 1995, Consolidated Statement of Cash Flows and
                 Consolidated Statement of Changes in Stockholders' Equity for the three months ended March 31, 1995; Notes to Consolidated Financial Statements (to
                 the extent applicable to the foregoing Financial Statements). (Portions of
                 Fleet's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein.)
     99.c.       The following unaudited financial statements of Northeast and accompanying notes are incorporated by reference from Northeast's quarterly report on
                 Form 10-Q for the quarter ended March 31, 1995 (File No. 1-10571);
                 Consolidated Statement of Financial Condition -- March 31, 1995;
                 Consolidated Statement of Operations for the three months ended March 31,
                 1995, Consolidated Statement of Cash Flows and Consolidated Statement of
                 Changes in Stockholders' Equity for the three months ended March 31, 1995;
                 Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of Northeast's Form 10-Q not
                 specifically incorporated by reference are not required for this Current
                 Report and are not incorporated by reference herein.)
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SHAWMUT NATIONAL CORPORATION
                                                     Registrant

                                          By          (SUSAN E. LESTER)
                                            ------------------------------------
                                                      Susan E. Lester
                                                  Chief Financial Officer

Dated: May 25, 1995

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                                EXHIBIT INDEX

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
EXHIBIT NUMBER                                   DESCRIPTION
--------------                                   -----------
     99.a.       Unaudited Pro Forma Condensed Combined Financial Information for Fleet
                 Financial Group and Subsidiaries and Shawmut National Corporation and
                 Subsidiaries and Notes thereto.
     99.b.       The following unaudited financial statements of Fleet and accompanying notes are incorporated by reference from Fleet's quarterly report on Form 10-Q for the quarter ended March 31, 1995 (File No. 1-6366): Consolidated Balance
                 Sheet -- March 31, 1995, Consolidated Statement of Income for the three months ended March 31, 1995, Consolidated Statement of Cash Flows and
                 Consolidated Statement of Changes in Stockholders' Equity for the three months ended March 31, 1995; Notes to Consolidated Financial Statements (to
                 the extent applicable to the foregoing Financial Statements). (Portions of
                 Fleet's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein.)
     99.c.       The following unaudited financial statements of Northeast and accompanying notes are incorporated by reference from Northeast's quarterly report on
                 Form 10-Q for the quarter ended March 31, 1995 (File No. 1-10571);
                 Consolidated Statement of Financial Condition -- March 31, 1995;
                 Consolidated Statement of Operations for the three months ended March 31,
                 1995, Consolidated Statement of Cash Flows and Consolidated Statement of
                 Changes in Stockholders' Equity for the three months ended March 31, 1995;
                 Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of Northeast's Form 10-Q not
                 specifically incorporated by reference are not required for this Current
                 Report and are not incorporated by reference herein.)
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